Stewart E. McClure, Jr.

President and CEO

155 Morristown Road; Bernardsville NJ 07924

908-630-5000

www.somersethillsbank.com

October 27, 2004

Forward-Looking Statements

This presentation contains estimates and other forward-looking statements within the meaning of the Private Securities Litigation

Reform Act of 1995.

SOMH cautions that the assumptions forming

the basis for forward-looking statements include many factors that are beyond the Company’s ability to control or estimate precisely,

such as estimates of future market conditions and the behavior of depositors, borrowers and other customers.

Other factors that could

cause actual results, including earnings and growth in market share,

to differ materially from the Company’s expectations include, but are not limited to, general economic conditions, economic conditions in our New Jersey trade area, the future level and direction of interest rates, the strength of the home mortgage market, changes in

governmental economic and tax policies, changes in bank regulation and other uncertainties. Somerset Hills Bancorp does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Who we are

Community Bank in Northern NJ -
founded in December 1998

Total Assets as of 9/30/2004        $187 Million

Capital as of 9/30/2004                         $22.7 Million

YTD Income as of 9/30/2004            $945,000

                                             EPS (basic) $0.31

                                           EPS (diluted) $0.27

NASDAQ Small Cap                  Stock - SOMH

                                           Warrants - SOMHW

Key Statistics

As of 9/30/2004

Loans

$124 Million

Deposits

$162.9 Million

Loan Loss Allowance

1.25%

Non Performing Loans

None

Subsidiaries

Sullivan Financial Services

                                       acquired March 2000

                                       100% ownership

Somerset Hills Wealth Management

                                       founded November 2002

                                       100% ownership

Somerset Hills Title

                                       founded May 2004

                                       50% ownership

Branch Locations

Location

Date Established

Bernardsville

December 1998

Somerset County

Mendham

May 2000

Morris County

Morristown

October 2002

Morris County

Summit

September 2004

Union County

SMALL BANK
BIG
ideas

VERMONT
NEW HAMPSHIRE
NEWYORK
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
New York City
NEW JERSEY
DELAWARE

Bergen
Warren
Morris
Essex
Hudson
Mendham
Morristown
Bernardsville
Summit
Somerset
Union
Hunterdon
Middlesex
Monmouth

Where We Are

New Jersey is the most densely
populated U.S. state.

New Jersey has the highest
median household income and
the second highest per capita
income.

Morris and Somerset Counties
have the highest per capita
income levels for the state of
New Jersey.

SMALL BANK
BIG
ideas

Deposit Market Share

$15,000,000
$12,500,000
$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
Morris
Somerset
Union
Top 3 Institutions
Total Deposits

Historical Deposit Growth
1999 - 2003

12%
10%
8%
6%
4%
2%
0%
Morris
Somerset
Union

39%

51%

53%

SMALL BANK BIG ideas

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$30,254
$41,911
$64,970
$78,280
Sep 2001
Sep 2002
Sep 2003
Sep 2004

Paramount Checking

Total Balances

39%
Increase

55%
Increase

20%
Increase

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$60,147
$59,280
$64,518
$73,159
Sep 2001
Sep 2002
Sep 2003
Sep 2004

Paramount Checking -
continued

Average Balance Per Account

SMALL BANK
BIG
ideas

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$98,671
$107,386
$160,317
$162,900
Sep 2001
Sep 2002
Sep 2003
Sep 2004

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$45,797
$68,902
$106,808
$139,505
Sep 2001
Sep 2002
Sep 2003
Sep 2004

Deposit Growth

Total Deposits

Core Deposits

9%
Increase

51%
Increase

49%
Increase

2%
Increase

55%
Increase

31%
Increase

SMALL BANK
BIG
ideas

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45%
11%
44%
57%
7%
36%
58%
9%
33%
77%
9%
14%
Sep 2001
Sep 2002
Sep 2003
Sep 2004
Time Deposit
Savings & MMA
Transaction Accounts

Deposit Mix - Total Balances

SMALL BANK
BIG
ideas

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,528
2,077
2,924
3882
722
770
1,100
1485
1,508
1,265
1,196
889
Transaction Accounts
Savings and MMA
Time Deposit
Sep 2001
Sep 2002
Sep 2003
Sep 2004

Number of Accounts

SMALL BANK
BIG
ideas

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SOMERSET HILLS BANK

Home Equity Customers&Friends
Introducing
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$100
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SOMERSET HILLS BANK
The way your bank should be

Marketing Initiatives

Home Equity Promotion

Number

Amount

2004 YTD Activity

Applications Received

188

$30,821,500

Lines Closed

137

$24,511,000

2003 Activity

Applications Received

219

$32,108,000

Lines Closed

165

$23,098,000

2002 Activity

Applications Received

269

$36,379,500

Lines Closed

210

$27,870,500

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
28%
36%
64%
12%
88%
4%
96%
Sep 2001
Sep 2002
Sep 2003
Sep 2004
Home Equity Loans
Indirect Auto Loans

Consumer Loan Portfolio -
Loan Composition

SMALL BANK
BIG
ideas

Mortgage
3%
Consumer
23%
Commercial
74%

Loan Mix Composition
Total Balances

September 30, 2004

Statement of Operations

Year

Net Income/Loss

2001

$(560)

2002

$179

2003

$1,173

YTD 9/30/2004

$945

Income Trend

2001

2002

2003

2004

1

st

Quarter

$ (232)

$ 17

$ 110

$ 222

2

nd

Quarter

(181)

130

$ 272

$ 313

3

rd

Quarter

(81)

4

$ 454

$ 410

4

th

Quarter

(66)

28

$ 338

Stock Price

Stock - SOMH

Warrants SOMHW

12/31/2002

$7.22

$1.21

3/31/2003

6.85

1.16

Declared 5% Stock Dividend

6/30/2003

8.41

1.90

9/30/2003

8.81

2.20

12/31/2003

11.37

3.20

3/31/2004

12.36

4.05

Declared 5% Stock Dividend

6/30/2004

12.15

4.44

9/30/2004

11.99

4.50

10/20/2004

13.34

5.28

*Prices Adjusted to reflect 5% Stock Dividends of June 30, 2003 and
June 2, 2004